UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2011 (January 7, 2011)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

As previously disclosed by National Penn Bancshares, Inc. (“National Penn”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2010, National Penn entered into an Investment Agreement (the “Investment Agreement”) on October 5, 2010 with Warburg Pincus Private Equity X, L.P. (“Warburg Pincus”), pursuant to which Warburg Pincus agreed, subject to the terms and conditions of the Investment Agreement, to invest $150 million in National Penn (the “Investment”) through a direct purchase of newly issued shares of National Penn’s common stock, without par value (the “Common Stock”).  On January 7, 2011, National Penn and Warburg Pincus completed the second tranche of the Investment (the “Second Tranche”) pursuant to the terms of the Investment Agreement.  In the Second Tranche, National Penn issued to Warburg Pincus and an affiliate an aggregate of 14,330,579 shares of Common Stock in exchange for a payment to National Penn of $86.7 million in cash.

The Common Stock issued and sold in the Second Tranche pursuant to the Investment Agreement as described in this Item 3.02 was sold in a private placement made in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder.  No general solicitation was involved in connection with the offer and sale of the Common Stock, and each of the purchasers of the Common Stock has represented to National Penn that it is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act).

This description is qualified in its entirety by reference to the Investment Agreement, included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and to the description in Item 1.01 of National Penn’s Current Report on Form 8-K filed with the SEC on October 6, 2010, which is incorporated herein by reference.

A copy of the press release announcing the completion of the Second Tranche is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits.

10.1
Investment Agreement, dated as of October 5, 2010, by and between National Penn Bancshares, Inc. and Warburg Pincus Private Equity X, L.P. (filed as Exhibit 10.1 to National Penn’s Current Report on Form 8-K filed with the SEC on October 6, 2010 and incorporated herein by reference)

99.1	Press release issued on January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By:	/s/ Scott V. Fainor
Name:	Scott V. Fainor
Title:	President and CEO

Dated: January 7, 2011

EXHIBIT INDEX

Number	Description

10.1
Investment Agreement, dated as of October 5, 2010, by and between National Penn Bancshares, Inc. and Warburg Pincus Private Equity X, L.P. (filed as Exhibit 10.1 to National Penn’s Current Report on Form 8-K filed with the SEC on October 6, 2010 and incorporated herein by reference)

99.1	Press release issued on January 7, 2011